UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 31, 2008

(Date of earliest event reported)

BigBand Networks, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	04-3444278
(State or other Jurisdiction of incorporation)	001-33355	(I.R.S. Employer Identification No.)

475 Broadway Street

Redwood City, California 94063

(Address of Principal Executive Offices, including zip code)

(650) 995-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2008, Jeffrey Lindholm retired as Senior Vice President of Sales and Marketing of BigBand Networks, Inc. (the “Company”). Following Mr. Lindholm’s departure, David Heard, the Company’s Chief Operating Officer, will assume direct supervision of all sales activity to drive more direct customer focus. In connection with this event, as provided in his offer letter dated October 30, 2006, as amended, Mr. Lindholm will receive severance of six (6) months’ base salary and six (6) months’ COBRA benefits in exchange for a settlement and release agreement in a form reasonably acceptable to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBAND NETWORKS, INC.

Date: July 31, 2008	By:	/s/ Robert E. Horton
Robert E. Horton
Senior Vice President & General Counsel